Exhibit 99.3

DOCUMENT SECURITY SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

On February 12, 2010, Document Security Systems, Inc. (the “Company”) acquired all of the outstanding common stock of Premier Packaging Corporation ( “Premier Packaging”) from Robert B. and Joan T. Bzdick for $2,000,000 in cash and 735,437 shares of the Company's common stock.  In connection with the transaction, the Company incurred secured bank debt in the principal amount of $1,500,000 which was used to partially satisfy the purchase price of the Premier Packaging common stock.  The acquisition has been accounted for as a business combination, whereby the Company measured the identifiable assets acquired and liabilities assumed based on the acquisition date fair value.  The Company is required to recognize and measure any related goodwill acquired in the business combination or a gain from a bargain purchase.  Based on management’s preliminary assumptions, the fair value of the assets acquired and liabilities assumed was less than the purchase price resulting in the recording of goodwill.

The unaudited pro forma condensed consolidating statements of operations for the years ending December 31, 2009 and 2008 included in this report have been prepared as if the acquisition occurred at the beginning of such respective periods.  The unaudited pro forma condensed consolidating balance sheets as of December 31, 2009 has been prepared by management as if the acquisition occurred on December 31, 2009.

The unaudited pro forma adjustments are based on management’s preliminary estimates of the fair value of intangible assets acquired and the purchase price paid and debt incurred.  As a result, the actual adjustments may differ materially from those presented in these unaudited pro forma statements. A change in the unaudited pro forma adjustments would primarily result in achange in the amount recorded as goodwill.

The unaudited pro forma condensed consolidating statements of operations and balance sheets, which have been prepared by management in accordance with rules prescribed by Article 8 of Regulation S-X, are provided for informational purposes only and are not necessarily indicative of the past or future results of operations. No effect has been given for operational efficiencies that may have been achieved if the acquisition had occurred on January 1, 2008 or January 1, 2009.

This information should be read in conjunction with our Current Report on Form 8-K, filed with the SEC on February 18, 2010, Document Security Systems, Inc.’s historical financial statements and the accompanying notes in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and the accompanying stand alone audited financial statement of Premier Packaging that are included in this Current Report as Exhibit 99.2 on Form 8-K/A.

DOCUMENT SECURITY SYSTEMS, INC. AND SUBSIDIARIES

Unaudited Pro- Forma Condensed Consolidating Statement of Operations For the Twelve Months Ended December 31, 2009

	Document Security Systems	Premier Packaging Corp.	Pro-Forma Adjustments		Consolidated

Total revenue	$9,911,691	$7,293,736	$(194,000	) a	$17,011,427
Total costs of revenue	6,256,399	5,458,915	(194,000	) a	11,521,314
Gross profit	3,655,292	1,834,821	-		5,490,113
Operating expenses	7,367,551	1,434,850	(142,000	) b	8,660,401
Operating (loss) profit	(3,712,259)	399,971	142,000		(3,170,288)
Other income (expense):
Interest income	18,140	-			18,140
Interest expense and debt discount	(509,020)	(1,012)	(75,000	) c	(585,032)
Other income (expense)	232,078	(1,119)			230,959
Other income (expense)	(258,802)	(2,131)	(75,000)		(335,933)
Income (loss) before income taxes	(3,971,061)	397,840	67,000		(3,506,221)
Income tax expense	18,952	1,000			19,952
Net (loss) income	$(3,990,013)	$396,840	$67,000		$(3,526,173)
Net loss per share -basic and diluted:	$(0.27)				$(0.23)
Weighted average common shares outstanding, basic and diluted	14,700,453	735,437			15,435,890

DOCUMENT SECURITY SYSTEMS, INC. AND SUBSIDIARIES

Unaudited Pro- Forma Condensed Consolidating Statement of Operations For the Twelve Months Ended December 31, 2008

	Document Security Systems	Premier Packaging Corp.	Pro-Forma Adjustments		Pro-Forma Consolidated

Total revenue	$6,643,007	$7,848,137	$(52,367	) a	$14,438,777
Total costs of revenue	3,029,106	5,579,182	(52,367	) a	8,555,921
Gross profit	3,613,901	2,268,955	-		5,882,856

Operating expenses	10,633,239	1,741,754	(236,000	) b	12,138,993
Operating (loss) profit	(7,019,338)	527,201	236,000		(6,256,137)
Other income (expense):
Interest income	658	-			658
Interest expense and debt discount	(144,533)	(12,250)	(75,000	) c	(231,783)
Other income (expense)	(1,102,968)	27,944			(1,075,024)
Other income (expense)	(1,246,843)	15,694	(75,000)		(1,306,149)
Income (loss) before income taxes	(8,266,181)	542,895	161,000		(7,562,286)
Income tax expense	18,961	425		d	19,386
Net (loss) income	$(8,285,142)	$542,470	$161,000		$(7,581,672)
Net loss per share -basic and diluted:	$(0.59)				$(0.51)
Weighted average common shares outstanding, basic and diluted	14,002,034	735,437			14,737,471

DOCUMENT SECURITY SYSTEMS, INC. AND SUBSIDIARIES
Unaudited Pro- Forma Condensed Consolidating Balance Sheets
As of December 31, 2009

	Document Security Systems	Premier Packaging Corp	Pro-forma adjustments		Consolidated
ASSETS

Current assets:
Cash and cash equivalents	$448,895	$37,069	$(500,000	) d	$485,964
			500,000	e
Accounts receivable, net	1,143,939	893,513	(66,506	) f	1,970,946
Inventories	184,174	636,931	-		821,105
Prepaid expenses and other current assets	91,310	41,946	-		133,256
Total current assets	1,868,318	1,609,459	(66,506)		3,411,271

Fixed assets, net	1,286,226	635,598	1,557,500	d	3,479,324
Other assets	305,507	-	-		305,507
Investment	350,000	-	-		350,000
Goodwill	1,315,721	-	959,500	d	2,275,221
Other intangible assets, net	1,588,969	-	1,000,000	d	2,588,969

Total assets	$6,714,741	$2,245,057	$3,450,494		$12,410,292

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$1,673,901	$472,994	$(66,506	) f	$2,080,389
Accrued expenses & other current liabilities	934,595	22,481	-		957,076
Short term debt			300,000	d	300,000
Current portion of capital lease obligations	78,167	-	-		78,167
Total current liabilities	2,686,663	495,475	233,494		3,415,632

Revolving notes from related parties	583,000	-	-		583,000

Long term debt, net of unamortized discount of $420,000 ($0 -2008)	954,616	-	1,200,000	d	2,154,616
Capital lease obligations	182,424	-	-		182,424
Deferred tax liability	70,830	-	-		70,830

Stockholders' equity	2,237,208	1,749,582	1,517,000	d	6,003,790
			500,000	e
Total liabilities and stockholders' equity	$6,714,741	$2,245,057	$3,450,494		$12,410,292

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

1.	BASIS OF PRESENTATION

On February 12, 2010, Document Security Systems, Inc. (the “Company”) acquired all of the outstanding common stock of Premier Packaging Corporation ( “Premier Packaging”) from Robert B. and Joan T. Bzdick for $2,000,000 in cash and 735,437 shares of the Company's common stock.  In connection with the transaction, the Company incurred secured bank debt in the principal amount of $1,500,000 which was used to partially satisfy the purchase price of the Premier Packaging common stock.  The acquisition has been accounted for as a business combination, whereby the Company measured the identifiable assets acquired and liabilities assumed based on the acquisition date fair value.  The Company is required to recognize and measure any related goodwill acquired in the business combination or a gain from a bargain purchase.  Based on management’s preliminary assumptions, the fair value of the assets acquired and liabilities assumed was less than the purchase price resulting in the recording of goodwill.

The allocation of the purchase price and the estimated useful lives associated with the acquired assets is as follows:

		Estimated Useful Lives
Fair value of the consideration transferred	$4,566,675

Fair value of assets acquired and liabilities assumed:

Cash	$5,290
Accounts receivable	1,284,227
Inventories	504,162
Machinery and equipment	1,557,500	3 to 7 years
Other intangible assets	1,372,000	5 to 10 years
Goodwill	627,360
Total Assets	$5,350,539

Liabilities assumed:
Accounts payable	$448,128
Revolving credit lines	277,645
Accrued Liabilities	58,091
Total Liabilities	$783,864

Total prelimary purchase price	$4,566,675

2.           PRO FORMA ADJUSTMENTS

The adjustments included in the unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statements of operations are summarized as follows:

a.	Elimination of intercompany revenue and offsetting cost of revenues.

b.	Contractual reductions of facility rent and officer compensation.

c.	Interest expense on Term Note used to finance a portion of the purchase price.

d.	Adjustment to reflect consideration paid and assests acquired.

e.	Pro-forma adjustment to remove Premier Packaging shareholder distributions.

f.	Pro-forma adjustments for accounts receivable and accounts payable in each company for pre-acquisition billings owed/collectible.